SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                               September 20, 2005
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)


                             KEARNY FINANCIAL CORP.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


         United States                0-51093                22-3803741
--------------------------------      -------        --------------------------
(State or other jurisdiction        (File No.)       (IRS Employer
 of incorporation)                                    Identification Number)


120 Passaic Avenue, Fairfield, New Jersey                     07004
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:   (973) 244-4500
                                                   --------------------


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

                             KEARNY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



ITEM 8.01 OTHER EVENTS
----------------------

     On September 20, 2005, the Registrant issued a press release to report that the Company's Board of Directors has declared a $0.05 per share quarterly cash dividend to stockholders of record as of October 7, 2005. The majority of the outstanding stock of the Company is owned by Kearny MHC, a mutual holding company. This is the Company's second dividend since completing its initial public stock offering in February 2005 and is an increase from the first quarterly dividend of $0.04 per share.

     A copy of the press release is furnished with this Form 8-K as Exhibit 99 and the information contained in the press release is incorporated herein.


ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     Exhibit                             Description
     Number                              -----------
     ------

       99           Press Release dated September 20, 2005

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           KEARNY FINANCIAL CORP.


Date: September 21, 2005             By:   /s/ Craig Montanaro
                                           -------------------------------------
                                           Craig Montanaro
                                           Senior Vice President and Director of
                                           Strategic Planning